UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 15, 2008
SPARTA, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-21682	63-0775889

(Commission File Number)	(I.R.S. Employer Identification No.)

25531 Commercentre Drive, Suite 120, Lake Forest, CA	92630-8873

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 768-8161
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
Item 9.01. Financial Statement and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01. Entry into a Material Definitive Agreement.
     On January 15, 2008, SPARTA, Inc., a Delaware corporation (“SPARTA”), Cobham Holdings Inc., a Delaware corporation (“Cobham”) and Rocob Acquisition Inc., a Delaware corporation and indirect wholly-owned subsidiary of Cobham (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for the merger of Merger Sub with and into SPARTA, with SPARTA surviving the Merger as a wholly owned subsidiary corporation of Cobham (the “Merger”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger the interests of the current stockholders of SPARTA will be converted into the right to receive $77.60 in cash. The obligations of Cobham and Merger Sub are guaranteed by their parent company Cobham plc, a public limited company organized under the laws of England and Wales.
     SPARTA, Cobham and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement. This includes a covenant by SPARTA not to solicit or enter into discussions concerning alternative transactions, subject to certain exceptions. Consummation of the Merger Agreement is subject to certain conditions to closing, including obtaining the approval of a majority of SPARTA’s shareholders, obtaining the approval of certain government contracting authorities and obtaining necessary regulatory approvals, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger Agreement contains certain termination rights for each of SPARTA and Cobham. In the event the required approval of SPARTA’s shareholders is not obtained, Cobham is entitled to reimbursement of expenses up to a specified amount. Additionally, Cobham is entitled to a termination fee under certain circumstances if the Merger is not consummated.
     The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about SPARTA or Cobham. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter provided by SPARTA to Cobham and the Merger Sub in connection with the signing of the Merger Agreement. The disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of SPARTA, Cobham, Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SPARTA’s public disclosures.
     On January 16, 2008, SPARTA issued a press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
Important Additional Information will be Filed with the SEC
     In connection with the proposed Merger, SPARTA will prepare a proxy statement for the stockholders of SPARTA to be filed with the Securities and Exchange Commission (the “SEC”). Before making any voting decision, SPARTA’s stockholders are urged to read the proxy statement regarding the Merger and the related transactions carefully in its entirety when it becomes available because it will contain important information about the proposed transaction. SPARTA’s stockholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. SPARTA’s stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to SPARTA, Inc., 25531 Commercentre Drive, Suite 120, Lake Forest, CA 92630, telephone: (949) 768-8161.
     SPARTA and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about SPARTA’s directors and executive officers and their ownership of SPARTA’s common stock is set forth in the proxy statement for SPARTA’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2007. Stockholders and investors may obtain additional information regarding the interests of SPARTA and its directors and executive officers in the Merger, which may be different from those of SPARTA’s stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which will be filed with the SEC.
Forward-Looking Statements
     Certain statements contained in this Current Report on Form 8-K regard matters that are not historical facts and are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, and the Securities Act of 1934, as amended, and the rules promulgated pursuant to the Securities Act of 1933, as amended. Forward-looking statements can often be identified by their use of words such as “may”, “will”, “expects”, “plans”, “estimates”, “intends”, “believes” or “anticipates”, and variations or negatives of these words. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements concerning anticipated sources of revenue, expected national defense priorities, anticipated levels of government funding, and our estimates, assumptions and judgments. All forward-looking statements involve risks and uncertainties that are difficult to predict. Those risks and uncertainties include, among others, the effect of the loss of SPARTA’s status as a small business, the variability of government funding, changing priorities of Presidential Administrations and/or Congress, changing geopolitical conditions, possible changes in government procurement procedures, the availability of highly skilled and educated employees required by SPARTA, and other matters discussed here and elsewhere in the SEC filings of SPARTA.
     Additional factors related to the Merger that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that have been or may be instituted against SPARTA and others following announcement of the proposal or the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to the completion of the merger, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act 1976, as amended, and the receipt of other required regulatory approvals; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (5) the ability to recognize the benefits of the Merger; and (6) the amount of the costs, fees, expenses and charges related to the merger.
     All forward-looking statements speak only as of the date of this Report, and are based on the information available to us at that time. Such information is subject to change, and we will not necessarily inform you of such changes. The forward-looking statements are not guarantees of future events and, therefore, SPARTA’s performance could differ materially and adversely from those contemplated by any forward-looking statements as a result of various factors, some of which are discussed in this Report and the other filings that we make from time to time with the Securities and Exchange Commission, which you should carefully review. We undertake no obligation to publicly revise or update any forward-looking statement for any reason.
Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     On January 16, 2008, SPARTA sent a notice to participants in the SPARTA, Inc. Profit Sharing Plan (the “Plan”), a 401(k) plan sponsored by SPARTA, of an upcoming blackout period regarding trading of SPARTA common stock held in Plan accounts. The blackout period will begin as of 9am, Eastern Standard Time, on January 16, 2008, and end as soon as reasonably practicable following the consummation of the anticipated Merger. This blackout period is being implemented in connection with the anticipated Merger. To administer the exchange of shares of SPARTA common stock held by the Plan for cash in connection with the Merger, access to SPARTA common stock held in participant accounts under the Plan must be suspended for the blackout period, during which time participants in the Plan will be unable to engage in any transaction involving SPARTA common stock held in their Plan accounts, including investment direction and diversification, distribution and loan transactions.
     On January 16, 2008, SPARTA sent a notice to its directors and executive officers informing them that a blackout period with respect to the Plan will begin as of 9am, Eastern Standard Time, on January 16, 2008, and end as soon as reasonably practicable following the consummation of the anticipated Merger, during which time they will be subject to blackout restrictions with respect to transactions in SPARTA common stock and related equity securities.

     A copy of the blackout notice to SPARTA’s directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. During the blackout period and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting SPARTA, Inc., Attention: Jerry Fabian at 25531 Commercentre Drive, Suite 120, Lake Forest, CA 92630 or at (949) 768-8161.
Item 9.01. Financial Statement and Exhibits.
The following exhibits are filed as part of this report.

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of January 15, 2008, among SPARTA, Inc., Cobham Holdings Inc. and Rocob Acquisition Inc.

99.1	Press Release dated January 16, 2008 of SPARTA, Inc.

99.2	Notice of Blackout Period to Directors and Executive Officers of SPARTA, Inc. dated January 16, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTA, Inc.
By:	/s/ David E. Schreiman
David E. Schreiman
Vice President and
Chief Financial Officer

Dated: January 16, 2008

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of January 15, 2008, among SPARTA, Inc., Cobham Holdings Inc. and Rocob Acquisition Inc.

99.1	Press Release dated January 16, 2008 of SPARTA, Inc.

99.2	Notice of Blackout Period to Directors and Executive Officers of SPARTA, Inc. dated January 16, 2008.